================================================================================

                               PURCHASE AGREEMENT

================================================================================


                    $100,000,000 7 1/2% Senior Notes Due 2007

                                       of

                              JEFFERIES GROUP, INC.



================================================================================

                                 AUGUST 18, 1997

================================================================================

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                                Table of Contents

                                                                           Page
                                                                           ----

SECTION 1.  DEFINITIONS...................................................... 1

SECTION 2.  PURCHASE AND SALE OF SECURITIES.................................. 3

     2.1.   Issuance of Securities........................................... 3
     2.2.   Sale and Purchase of the Securities; the Closing................. 3
     2.3.   Purchasers' Representations...................................... 4
     2.4.   Failure to Deliver............................................... 6
     2.5.   Expenses......................................................... 6
     2.6.   Indemnification.................................................. 7
     2.7.   Contribution..................................................... 8
     2.8.   Further Actions.................................................. 9
     2.9.   Issue Price...................................................... 9

SECTION 3.  CLOSING CONDITIONS............................................... 9

     3.1.   Conditions to Your Obligations................................... 9
            3.1.1  Opinions of Counsel....................................... 9
            3.1.2  Officers' Certificates.................................... 9
            3.1.3  Representations and Warranties True; No Event of Default..10
            3.1.4  Compliance with Agreements................................10
            3.1.5  Your Purchase Permitted by Applicable Laws:
                   Legal Investment..........................................10
            3.1.6  The Indenture and the Registration Rights Agreement.......10
            3.1.7  Consents and Permits......................................11
            3.1.8  Offering Memorandum.......................................11
            3.1.9  Proceedings Satisfactory..................................11
            3.1.10 No Material Adverse Change................................11
            3.1.11 No Material Judgment or Order.............................11
     3.2.   Conditions to the Obligations of the Company.....................12
            3.2.1  Sale of Notes.............................................12
            3.2.2  Purchasers' Representations and Warranties................12
            3.2.3  No Material Judgment or Order.............................12
            3.2.4  The Sale by the Company Permitted by Applicable Laws......12

SECTION 4.  PURCHASERS' SPECIAL RIGHTS.......................................12

    4.1.  Delivery Expenses..................................................13
    4.2.  Issue Taxes........................................................13
    4.3.  Direct Payment.....................................................13



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SECTION 5.  REPRESENTATIONS AND WARRANTIES.................................. 14

    5.1.  Organization, Standing and Qualification.......................... 14
    5.2.  Capitalization.................................................... 14
    5.3.  Authorization of Agreement and Other Documents.................... 14
    5.4.  No Violation...................................................... 15
    5.5.  Use of Proceeds................................................... 15
    5.6.  No Default........................................................ 15
    5.7.  Full Disclosure................................................... 15
    5.8.  Litigation........................................................ 16
    5.9.  Governmental Consents............................................. 16
    5.10. No Violation of Relations of Board of
          Governors of Federal Reserve System............................... 16
    5.11. Private Offering.................................................. 16
    5.12. Governmental Relations............................................ 17
    5.13. Brokers........................................................... 17
    5.14. Description of Securities......................................... 17
    5.15. Licenses.......................................................... 18
    5.16. Other Covenants................................................... 18

SECTION 6.  MISCELLANEOUS................................................... 18

    6.1.  Notices........................................................... 18
    6.2.  Successors and Assigns............................................ 19
    6.3.  Amendment and Waiver.............................................. 19
    6.4.  Counterparts...................................................... 19
    6.5.  Headings.......................................................... 19
    6.6.  Governing Law..................................................... 19
    6.7.  Entire Agreement.................................................. 20
    6.8.  Severability...................................................... 20
    6.9.  Delivery.......................................................... 20
    6.10. Attorneys' Fees................................................... 20




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                              JEFFERIES GROUP, INC.

                    $100,000,000 7 1/2% Senior Notes due 2007


                                                                 August 18, 1997

To Each of the Purchasers
Who Are Signatories Hereto

Ladies and Gentlemen:

            Jefferies Group, Inc., a Delaware corporation (the "Company"), hereby agrees with each of you as follows:

SECTION 1.  DEFINITIONS

            Any capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Indenture (as defined below).

            As used in this Agreement, the following terms shall have the following meanings:

            Agreement: This Purchase Agreement, as the same may be amended, supplemented or modified from time to time in accordance with the terms hereof.

            Charter Documents: The Certificate of Incorporation and By-Laws or similar organizational documents, as amended to the Closing Date, of the applicable Person.

            Closing: As defined in Section 2.2 hereof.

            Closing Date: As defined in Section 2.2 hereof.

            Code: The Internal Revenue Code of 1986, as amended.

            Documents: All documents delivered in connection with the transactions contemplated by the Offering Circular, including without limitation, this Agreement, the Securities, the Indenture, the Registration Rights Agreement, or each of such documents singularly, and any documents or instruments contemplated by or executed in connection with any of them or any of the transactions contemplated hereby or thereby.

            ERISA: The Employee Retirement Income Security Act of 1974, as amended.

            ERISA Affiliate: As defined in Section 407(d) of ERISA.

            Indemnified Parties: As defined in Section 2.6 hereof.

            Indenture: The Indenture, dated as of the date hereof, by and among the Company and the Trustee (substantially in the form of Exhibit A attached hereto), as the same may be amended from time to time, in accordance with the terms thereof.

            Losses: As defined in Section 2.6 hereof.

            Material Adverse Effect: A material adverse effect on the properties, business, operations, earnings, assets, liabilities or financial condition of the Company and its Subsidiaries taken as a whole, or on the ability of the Company or any of its Subsidiaries taken as a whole to perform their respective obligations under this Agreement, the Securities or any of the other Documents.

            Notes: As defined in Section 2.1 hereof.

            Offering Circular: The Offering Circular of the Company, dated August 18, 1997, as amended, modified or otherwise supplemented, relating to the Securities, including the information incorporated by reference therein.

            Placement Agents: Jefferies & Company, Inc., SunAmerica Capital Services, Inc. and BNY Capital Markets, Inc.

            Privately Outstanding Securities: The Notes upon original issuance thereof and at all times subsequent thereto until, in the case of any such Note,
(i) it has been registered effectively pursuant to the Securities Act and disposed of in accordance with the registration statement covering it, (ii) it is distributed to the public pursuant to Rule 144 or (iii) it has been exchanged for Series B Notes pursuant to the Registration Rights Agreement.

            Proceeding: An action, claim, suit or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or, to the knowledge of the Company, threatened.

            Purchasers: Those Persons who have executed a counterpart of this Agreement on any one of the signature pages hereto who are to be purchasers of the Securities.

            Registration Rights Agreement: The Registration Rights Agreement of even date herewith by and among the Company and each of the Purchasers, relating to the registration of the Notes pursuant to the Securities Act (substantially in the form of Exhibit B attached hereto).

            Rule 144A: Rule 144A as promulgated by the Commission pursuant to the Securities Act, and any successor rule or regulation thereto.

            Rule 501: Rule 501 as promulgated by the Commission pursuant to the Securities Act, and any successor rule or regulation thereto.



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            Securities: The Notes.

            Securities Act: The Securities Act of 1933, as amended.

            Trustee: As defined in Section 3.1.6 hereof.

SECTION 2.  PURCHASE AND SALE OF SECURITIES

2.1.        Issuance of Securities

            The Company has taken all necessary corporate action to authorize the issuance and sale of $100,000,000 aggregate principal amount of its 7 1/2% Senior Notes due 2007, to be issued pursuant to, and as defined in, the Indenture (the "Notes"). The Notes will be issued in the principal amount of $1,000 and integral multiples thereof and will otherwise be substantially in the form of Note included as Exhibit A to the Indenture.

2.2.        Sale and Purchase of the Securities; the Closing

                      (a) Subject to the terms and conditions set forth herein, the Company hereby agrees to sell to each Purchaser the aggregate principal amount of Notes set forth opposite such Purchaser's name on the signature page hereto. All of the Notes shall be sold at a price equal to 99.7221% of the principal amount thereof.

                      (b) In reliance upon the representations and warranties of the Company contained herein and in the other Documents, and subject to the terms and conditions set forth herein and therein, you each hereby agree, severally and not jointly, to purchase the Notes to be purchased by each of you at the purchase price set forth in Section 2.2(a) hereof. Each Purchaser shall, severally and not jointly, be liable for only the purchase of that portion of such Notes indicated on the execution page hereof that relates to such Purchaser.

                      (c) The sales of Notes to the Purchasers are deemed by the parties hereto to be separate sales and this Agreement is deemed by the parties hereto to be separate agreements between the Company on the one hand and each Purchaser on the other.

                      (d) The sale and purchase of the Notes shall take place at a closing (the "Closing") at the offices of Morgan, Lewis & Bockius LLP, New York counsel to the Company, at 801 South Grand Ave., Los Angeles, California, 90017, at 10:00 A.M., New York City time, on August 18, 1997, or such other place, Business Day and time as may be agreed upon by the Purchasers and the Company (such time and date being referred to as the "Closing Date"). At the Closing, the Company will deliver to the Purchasers (i) one or more of the Securities in definitive form, registered in the name of Cede and Co., as nominee of The Depository Trust Company ("DTC"), having an aggregate principal amount corresponding to the aggregate principal amount of Securities sold to qualified institutional buyers ("Qualified Institutional Buyers") within the meaning of Rule 144A under the Securities Act (collectively, the "Global Securities"), and (ii) one or more Securities in definitive form (provided that such denominations with respect to the Notes may only be integral multiples of $1,000), registered in such names and denominations as the


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Purchasers may so request, having an aggregate principal amount corresponding to the aggregate principal amount of the Securities sold to accredited investors (within the meaning of Rule 501 under the Securities Act) other than Qualified Institutional Buyers (collectively, the "Certificated Securities"), in each case with any transfer taxes payable upon initial issuance thereof duly paid by the Company, for the Purchasers' respective accounts against payment of the purchase price therefor no later than 4:00 P.M., New York City time, on the Closing Date by Federal bank wire transfer in same day available funds to such account as the Company shall designate at least two Business Days prior to the Closing Date.
The Company agrees that in connection with the placement of the Notes, Jefferies & Company, Inc. ("Jefferies") may, in its discretion, deduct from the purchase price of the Notes to be remitted to the Company at the Closing the amount of the fees and expenses of the Placement Agents. The Global Securities in definitive form shall be made available to the Purchasers at the offices of the Trustee (or at such other place as shall be acceptable to you) for inspection not later than 9:30 A.M. New York City time, on the Business Day immediately preceding the Closing Date.

2.3.        Purchasers' Representations

                      (a) You represent to the Company that you are authorized to enter into this Agreement, to perform your obligations hereunder and to consummate the transactions contemplated hereby. You further represent that, when executed, this Agreement will be your legal, valid and binding obligation enforceable against you in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

                      (b) You further represent to the Company that you are purchasing the Notes being purchased by you hereunder for your own account, and with no intention of distributing or reselling said Notes or any part thereof in any transaction that would be in violation of the securities laws of the United States of America or any state thereof, without prejudice, however, to your right at all times to sell or otherwise dispose of all or any part of said Notes pursuant to an effective registration statement under the Securities Act and in compliance with applicable state securities laws, or under an exemption from such registration available under the Securities Act and other applicable state securities laws and subject, nevertheless, to the disposition of your property being at all times within your control.

                      (c) If you desire to offer, sell or otherwise transfer, pledge or hypothecate all or any part of the Notes (other than pursuant to an effective registration statement under the Securities Act or pursuant to Rule
144A) you shall deliver to the Company a written opinion of counsel, which counsel and opinion are reasonably satisfactory to the Company, that there is available therefor an exemption from the registration requirements of the Securities Act. Upon original issuance thereof, and until such time as no longer required by law, each certificate evidencing the Notes (and all securities issued in exchange therefor or substitution thereof) shall bear a legend in substantially the following form:



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            THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE
        SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) (THE "RESALE RESTRICTION TERMINATION DATE") ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (A)(2), (A)(3) OR (A)(7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITIES FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR
        (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO THE COMPANY AND THE TRUSTEE.

            At such time that any such legend is no longer required by law to be borne by such certificate, the Company shall, at the request of the holder thereof, and upon delivery to the Company of an opinion of counsel that such legend is no longer required by law to be borne by such certificate, cause such legend to be removed or replace such certificate with an unlegended certificate.

                      (d) You further represent that (i) you have received a copy of the Offering Circular and the other Documents, (ii) you and any of your managed accounts, if applicable, are


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



institutional "accredited investors" within the meaning of subparagraph (a)(1),
(2), (3) or (7) of Rule 501 under the Securities Act, (iii) you have had an opportunity to investigate the business and financial condition of the Company and its Subsidiaries, and to obtain such information as you require from the officers and directors, as applicable, of the Company and its Subsidiaries, (iv) in the normal course of your business you invest in or purchase securities similar to the Notes, (v) you have such knowledge and experience in financial and business matters that you are capable of evaluating the merits and risks of purchasing the Notes, (vi) you are aware that you (or any of your managed accounts) may be required to bear the economic risk of an investment in the Notes for an indefinite period of time and you (or such accounts) are able to bear such risk for an indefinite period of time, and (vii) if you are acting on behalf of managed accounts, you have sole investment discretion and authority with respect to the purchase of Notes.

2.4.    Failure to Deliver

            If the Closing fails to occur on or before August 18, 1997, you shall, at your election and notwithstanding anything to the contrary in this Agreement, be relieved of all further obligations under this Agreement without thereby waiving any rights you may have by reason of such nonfulfillment or failure. Nothing in this Section 2.4 shall operate to relieve the Company from its obligations hereunder.

2.5.    Expenses

            Whether or not the Notes are sold, the Company shall pay all reasonable expenses relating to this Agreement and the other Documents, including, but not limited to:

                      (a) the cost of printing, reproducing and filing this Agreement, the other Documents and any other documents contemplated hereby or thereby;

                      (b) the cost of delivering to your home office or the office of your designee the Notes purchased by you at the Closing upon the issuance thereof;

                      (c) subject to the Indenture, fees and expenses of the Trustee;

                      (d) all expenses and listing fees incurred in connection with the application for quotation of the Securities on the PORTAL Market;

                      (e) any fees charged by investment rating agencies for the rating of the Securities; and

                      (f) all other expenses, including reasonable attorneys' fees of special counsel for certain of the Purchasers, incurred by the Company in connection with the transactions contemplated by this Agreement and the other Documents.




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2.6.    Indemnification

                      (a) The Company shall indemnify and hold harmless you, and your officers and directors (individually, an "Indemnified Party" and collectively, the "Indemnified Parties"), to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys'
fees) and expenses, including expenses of investigation (collectively, "Losses"), incurred by any Indemnified Party, arising out of or in connection with this Agreement or the other Documents or the transactions contemplated hereby or thereby (or any other document or instrument executed herewith or pursuant hereto or thereto); provided, however that the Company shall not be liable to any Indemnified Party for any Losses to the extent that such Losses arose from the gross negligence or willful misconduct of such Indemnified Party. The obligations of the Company to each Indemnified Party hereunder shall be separate obligations, and the liability of the Company to any Indemnified Party hereunder shall not be extinguished solely because any other Indemnified Party is not entitled to indemnity hereunder.

                      (b) If any proceeding shall be brought or asserted against any Indemnified Party in respect of which indemnity may be sought from the Company hereunder, such Indemnified Party promptly shall notify the Company in writing, and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with the defense thereof; provided that the failure of any Indemnified Party to give such notice shall not relieve the Company of its obligations pursuant to this Agreement except to the extent that it shall be determined by a court of competent jurisdiction that such failure shall have materially and adversely prejudiced the Indemnifying Party.

            Any such Indemnified Party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Company has agreed to pay such fees and expenses; or (2) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such Indemnified Party and the Company, and such Indemnified Party shall have been advised in writing by its counsel that a conflict of interest may exist if counsel represents such Indemnified Party and the Company (and in the case of any of (1) or (2), if such Indemnified Party notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Company), it being understood, however, that, the Company shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys at any time for all such Indemnified Parties, which firm shall be designated in writing by such Indemnified Parties. The Company shall have the right to employ separate counsel in, and to participate in the defense of, any action or proceeding with respect to which it has no right to assume the defense, but the fees and expenses of such counsel shall be at the expense of the Company. No Indemnified Party will be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). The Company shall not consent to entry of any judgment or enter into


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



any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release, in form and substance reasonably satisfactory to the Indemnified Party, from all liability in respect of such action, claim or proceeding for which such Indemnified Party would be entitled to indemnification hereunder (whether or not any Indemnified Party is a party thereto). All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such action or proceeding in a manner not inconsistent with this Section 2.6) shall be paid to the Indemnified Party, as incurred, upon written notice thereof to the Company (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder); provided that the Company may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined by a court of competent jurisdiction (which determination is not subject to appeal or review) that such Indemnified Party is not entitled to indemnification hereunder.

2.7.    Contribution

                      (a) If a claim by an Indemnified Party for indemnification under Section 2.6 is found unenforceable in a final judgment by a court of competent jurisdiction (not subject to further appeal or review) even though the express provisions hereof provide for indemnification in such case, then the Company, in lieu of indemnifying such Indemnified Party, shall, jointly and severally, contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and such Indemnified Party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and any Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, the Company, on the one hand, or such Indemnified Party, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any proceeding.

                      (b) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.7 were determined by pro rata allocation or by any other method of allocation that does not account for the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 2.7, no Indemnified Party shall be required to contribute any amount in excess of the amount by which the price at which the Notes sold by such Indemnified Party exceeds the amount of any damages that such Indemnified Party has otherwise been required to pay by reason of such statement or omission, as applicable. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.




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



2.8.    Further Actions

            During the period from the date hereof to the Closing Date, the Company and each Purchaser shall take all actions necessary or appropriate to cause its representations and warranties contained in Section 5 or Section 2.3 hereof, as the case may be, to be true and correct as of the Closing Date, after giving effect to the transactions contemplated by this Agreement and the Offering Memorandum, as if made on and as of such date.

2.9.    Issue Price

            The Company and the Purchasers agree that for purposes of section 1271 et seq. of the Code, the issue price of each Note is 99.7221% of its stated principal amount, and the Company and the Purchasers shall treat the Notes as having such issue price for all Federal and other tax purposes.

SECTION 3.  CLOSING CONDITIONS

3.1.    Conditions to Your Obligations

            Your obligation to purchase and pay for the Notes to be delivered to you at the Closing shall be subject to the satisfaction of the following conditions as of the Closing Date.

3.1.1   Opinions of Counsel

            You shall have received opinions, dated the Closing Date and addressed to you, from the General Counsel for the Company and Morgan, Lewis & Bockius LLP, counsel to the Company, in form and substance reasonably satisfactory to you and, in each case, substantially in the form set forth in Exhibit C hereto.

            In rendering such opinion, such counsel may rely as to factual matters upon certificates or other documents furnished by officers and directors of the Company, representations of the Placement Agents and by government officials, and upon your representations contained in this Agreement and such other documents as such counsel deem appropriate as a basis for their opinion. Each such counsel may specify the jurisdictions in which they are admitted to practice and that they are not admitted to practice in any other jurisdiction or experts in the law of any other jurisdiction. To the extent such opinion concerns the laws of any other such jurisdiction such counsel may rely upon the opinion of counsel (the counsel and the form and substance of such opinion being subject to your reasonable satisfaction) admitted to practice in such jurisdiction. Any opinion relied upon by such counsel shall be delivered to you together with the opinion of such counsel.

3.1.2   Officers' Certificates

                      (a) You (or the Placement Agents, on your behalf) shall have received a certificate or certificates, dated the Closing Date and signed by the Officers of the Company


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



certifying that the conditions set forth in Sections 3.1.3 and 3.1.4 and Sections 3.1.6 through 3.1.11 hereof have been satisfied on and as of such date.

                      (b) You (or the Placement Agents, on your behalf) shall have received a certificate, dated the Closing Date and signed by the Secretary or an Assistant Secretary of the Company certifying as to such matters as you (or the Placement Agents,) may reasonably request.

3.1.3   Representations and Warranties True; No Event of Default

            The representations and warranties of the Company contained herein shall be true and correct in all material respects at and as of the Closing Date, after giving effect to the transactions contemplated by this Agreement and the other Documents, as if made on and as of such date. There shall exist at and as of the Closing Date (after giving effect to the transactions contemplated by this Agreement and the other Documents) no Default or Event of Default.

3.1.4   Compliance with Agreements

            The Company shall have performed and complied in all material respects with all agreements, covenants and conditions contained herein and in the other Documents that are required to be performed or complied with by the Company on or before the Closing Date.

3.1.5   Purchase Permitted by Applicable Laws: Legal Investment

            Your purchase of and payment for the Notes to be purchased by you
(a) shall not be prohibited by any applicable law or governmental regulation, release, interpretation or opinion (including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System), (b) shall not subject you to any penalty or other materially onerous condition under or pursuant to any applicable law or governmental regulation, and (c) shall be permitted by the laws and regulations of the jurisdictions to which you are subject. The Company shall have delivered to you factual certificates or other evidence as you shall reasonably request, in form and substance reasonably satisfactory to you, to enable you to establish compliance with this condition. As of the date of this Agreement, you are not aware that this condition would not be satisfied.

3.1.6   The Indenture and the Registration Rights Agreement

                      (a) The Company and The Bank of New York, as trustee (the "Trustee"), shall have duly entered into the Indenture, and you shall have received counterparts, conformed as executed, of the Indenture.

                      (b) The Company shall have duly executed and delivered to you the Registration Rights Agreement.

3.1.7   Consents and Permits

            The Company shall have received all consents, permits and other authorizations, and made all such filings and declarations, as may be required pursuant to any law, statute, regulation or rule (Federal, state, local and foreign), in connection with the transactions to be consummated on or prior to the Closing Date contemplated by this Agreement and the other Documents including the issuance and sale of the Notes to the Purchasers, and pursuant to all other agreements, orders and decrees to which it is a party or to which it is subject, in connection with the transactions to be consummated on or prior to the Closing Date contemplated by this Agreement and the other Documents.

3.1.8   Offering Circular

            The Offering Circular shall not have been supplemented or amended subsequent to August 7, 1997.

3.1.9   Proceedings Satisfactory

            All corporate proceedings taken in connection with the sale of the Notes and all documents relating thereto, shall be reasonably satisfactory in form and substance to you and your special counsel, if any. You and special counsel, if any, shall have received copies of such documents as you or they may reasonably request in connection with the Closing, or as a basis for the Closing opinions, all in form and substance reasonably satisfactory to you and them. Each Document shall be reasonably satisfactory in form and substance to you and your special counsel, if any.

3.1.10  No Material Adverse Change

            There shall not have occurred any material adverse change in the properties, business operations, earnings, assets, liabilities or financial condition or results of operations of the Company and its subsidiaries, taken as a whole, subsequent to the date of the Offering Circular.

3.1.11  No Material Judgment or Order

            There shall not be on the Closing Date any judgment or order of a court of competent jurisdiction or any ruling of any agency of the Federal, state or local government that, in your or your special counsel's reasonable judgment would prohibit the sale or issuance of the Notes hereunder or subject the Company to any material penalty if the Notes were to be issued and sold hereunder.

3.2.    Conditions to the Obligations of the Company

            The obligations of the Company to sell the Notes to be delivered to you at the Closing shall be subject to the satisfaction of the following conditions:

3.2.1   Sale of Notes

            The Purchasers shall have delivered payment to the Company, in respect of the several purchases of the Notes, in an aggregate amount of $99,722,100.

3.2.2   Purchasers' Representations and Warranties

            All of your representations and warranties made in Section 2.3 herein shall be true and correct in all material respects at and as of the Closing Date, after giving effect to the transactions contemplated by this Agreement, as if made on and as of such date.

3.2.3   No Material Judgment or Order

            There shall not be on the Closing Date any judgment or order of a court of competent jurisdiction or any ruling of any agency of the Federal, state or local government that, in the reasonable judgment of the Company, would prohibit the sale or issuance of the Notes hereunder or subject the Company to any material penalty if the Notes were to be issued and sold hereunder.

3.2.4   Sale by the Company Permitted by Applicable Laws

            The sale by the Company and your payment for the Notes to be purchased by you (a) shall not be prohibited by any applicable law or governmental regulation, release, interpretation or opinion (including, without limitation, Regulation G, T, U or X of the Board of Governors of the Federal Reserve System), (b) shall not subject the Company to any penalty under or pursuant to any applicable law or governmental regulation, and (c) shall be permitted by the laws and regulations of the jurisdictions to which the Company is subject.

SECTION 4.  PURCHASERS' SPECIAL RIGHTS

            The provisions of this Section 4 shall apply, notwithstanding anything to the contrary in this Agreement or the other Documents, to Privately Outstanding Securities only; provided that all of the obligations of the Company set forth in this Section 4 that are outstanding with respect to any Security at the time such Security ceases to be a Privately Outstanding Security shall survive until such time as such obligations with respect to such Security shall be satisfied in full.

4.1.  Delivery Expenses

            If a holder of a Privately Outstanding Security surrenders such Security to the Company or the Trustee for substitution, replacement or exchange, the Company will pay the cost of delivering to and from such holder's home office (or to and from the office of such holder's designee(s)) and the office of the Company or the Trustee, as the case may be, insured to such holder's satisfaction, the surrendered Security and each Security issued in substitution, replacement or exchange therefor.

4.2.  Issue Taxes

            The Company shall pay all stamp, transfer and other similar taxes and governmental fees in connection with (a) the issuance, sale, delivery or transfer by the Company to the Purchasers of the Privately Outstanding Securities, (b) the execution and delivery of the Documents, and (c) any modification of the Securities or any of the Documents. The Company will hold you and each other holder of Privately Outstanding Securities harmless, without limitation as to time, against any and all liabilities with respect to all such taxes and fees. Notwithstanding the foregoing, except as set forth in the Securities, the Company will not be responsible for any transfer taxes in connection with the transfer of the Securities by any Purchaser (other than to the Company). The obligations of the Company under this Section 4.2 shall survive the payment of the Securities, at maturity or otherwise, any transfer of the Securities by you, and the termination of this Agreement.

4.3.  Direct Payment

                      (a) Notwithstanding the provisions of the Securities and the Indenture, the Company shall pay or cause to be paid all amounts payable with respect to any Privately Outstanding Security held by you (if you are the registered holder) or your registered nominee(s) (without any presentment of such Privately Outstanding Security and without any notation of such payment being made thereon) by crediting such amount, before 12:00 Noon, New York City time, on the date such amount is payable, by Federal bank wire transfer in same day available funds, to the registered holder's account in any bank in the United States of America as may be designated by you or such nominee(s), as the case may be, not less than two Business Days prior to such payment. Your initial bank account for this purpose is set forth on your signature page hereof. Each registered holder of the Securities is solely responsible for advising the Company of any changes in its designated bank account and the Company shall not have any responsibility for delays in transfers because of any registered holder's failure to advise the Company of any such change. You agree, before any sale, transfer or other disposition of any Security that is a Privately Outstanding Security, to make a notation thereon, or submit the same to the Trustee under the Indenture for notation thereon, of the date to which interest has been paid thereon.

                      (b) Notwithstanding anything to the contrary contained in any provision of the Securities or the Indenture, if the principal amount of any Note that is a Privately Outstanding Security is payable on a Legal Holiday, as defined in the Indenture (whether at maturity, upon acceleration or otherwise), and is paid on the next succeeding day that is not a Legal Holiday, interest shall accrue on such principal amount from and including such Legal Holiday to and including the date on which such principal amount is paid and the Company shall cause the Trustee to pay such accrued interest concurrently with the payment of such principal amount.

SECTION 5.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

            The Company represents and warrants to each of you as of the date hereof as follows:

5.1.  Organization, Good Standing and Qualification

                      (a) The Company and each of its Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; has all requisite power and authority to own or lease and operate its respective properties and assets, and to carry on its respective businesses as now conducted and as proposed to be conducted. The Company and each of its Subsidiaries is duly qualified or licensed to do business and is in good standing as a foreign corporation in all jurisdictions in which it owns or leases property or in which the conduct of its respective businesses requires it so to qualify or be licensed, except in each case as could not reasonably be expected to result in a Material Adverse Effect.

                      (b) The Company has all requisite corporate power and authority to enter into and perform all of its obligations under this Agreement and the other Documents to which it is a party, to issue, sell and deliver the Securities to be issued by it, and to carry out the transactions contemplated by this Agreement or any other Document.

                      (c) The Securities meet the requirements of Rule 144A(d)(3) under the Securities Act.

5.2.  Capitalization

            The total authorized Capital Stock of the Company as of June 28, 1997 consisted of 25,000,000 shares of Common Stock, of which 18,718,578 shares were outstanding.

5.3.  Authorization of Agreement and Other Documents

            The Company has taken all corporate actions necessary to authorize it to enter into and perform its obligations under each of this Agreement and the other Documents to which it is a party and to consummate the transactions contemplated hereby and thereby (including, without limitation, the issuance and sale of the Securities). This Agreement is, and as of the Closing Date, each of the Documents to which the Company is a party will be, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be subject to (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws now or hereafter affecting creditors' rights and remedies generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

5.4.  No Violation

                      (a) None of the Company or its Subsidiaries is (i) in violation of its Charter Documents, or (ii) in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any indenture, mortgage, deed of trust or any other agreement or instrument to which it is a party other than such defaults that would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect. There exists no condition that, with the passage of time or otherwise, would constitute (i) a violation of such Charter Documents, or (ii) a default under any such document or instrument or result in the imposition of any penalty or the acceleration of any indebtedness or other obligation other than such defaults that could not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

                      (b) Neither the execution or delivery by the Company of this Agreement or the other Documents to which it is a party, the issuance, sale or delivery of the Securities, the performance by the Company of any of its obligations pursuant to this Agreement and the other Documents, nor the consummation of the transactions contemplated hereby or thereby will conflict with, violate, constitute a breach of or a default (with the passage of time or otherwise) under, require the consent of any Person (other than consents already obtained) under, result in the imposition of any penalty, or result in the imposition of a Lien (as defined in the Indenture), other than a Permitted Lien (as defined in the Indenture), on any properties of the Company or any of its Subsidiaries or an acceleration of indebtedness or other obligation pursuant to
(i) the Charter Documents of the Company, (ii) any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or by which it is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, or (iii) any applicable law.

5.5.  Use of Proceeds

            The proceeds from the sale of the Securities shall be used by the Company as provided in the Offering Circular and by the terms of this Agreement and the Indenture.

5.6.  No Default

            Were the Indenture and the Registration Rights Agreement in effect as of the date hereof, after giving effect to the transactions contemplated hereby, including application of proceeds from the sale of the Securities, there would be no Default, Event of Default thereunder or breach thereof.

5.7.  Full Disclosure

                      (a) Neither the Offering Circular nor any of the other Documents contained, as of their respective dates, or would now contain were the information contained therein made available to you as of the date of this Agreement, any untrue statement of a material fact or as of such date omitted, or now omits, to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

                      (b) There is no fact known to the Company which the Company has not disclosed to you in writing which could reasonably be expected to have a Material Adverse Effect.

                      (c) The financial statements of the Company included in the Offering Circular were prepared in accordance with generally accepted accounting principles applied on a consistent basis and present fairly the financial position, results of operations and changes in financial position of the Company as of the dates and for the periods indicated, subject, in the case of unaudited interim financial statements, to normal year-end adjustments.

5.8.  Litigation

                      (a) There is no Proceeding against or affecting the Company or any of its properties or assets except for such Proceedings that, if finally determined adversely to the Company or any of its Subsidiaries, could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                      (b) None of the Company or any of its Subsidiaries is subject to any judgment, order, decree, rule or regulation of any court, governmental authority or arbitration board or tribunal that could, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

5.9.  Governmental Consents

            No consent, approval or authorization of, or filing, registration or qualification with, any governmental or regulatory authority or body is required in connection with or as a condition to the execution and delivery of this Agreement or any of the other Documents or the consummation of transactions contemplated hereby or thereby (including, without limitation, the offer, issuance, sale or delivery of the Securities at the Closing), except for such consents, approvals, authorizations, filings, registrations or qualifications as have been made or obtained on or before the Closing Date (and copies of which will be delivered to you upon your request) or are not required to be obtained prior to the Closing Date.

5.10.  No Violation of Relations of Board of Governors of Federal Reserve System

            None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) shall violate or result in a violation of Section 7 of the Exchange Act including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System.

5.11.  Private Offering

                      (a) Based in part on representations made by the Purchasers, and assuming the correctness of such representations, the sale of the Securities hereunder is exempt from the registration and prospectus delivery requirements of the Securities Act and it is not necessary in connection with the sale of the Securities to the Purchasers in accordance herewith to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

                      (b) In the case of each offer or sale of the Securities, no form of general solicitation or general advertising was used by the Company or any of its Affiliates or any of their officers, directors or employees including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees had been invited by the Company by any general solicitation or general advertising. No offers were made by the Company or any of its Affiliates other than to persons whom the Company reasonably believed to be an institutional "accredited investor" within the meaning of subparagraphs (a)(1)(2)(3) and (7) of Rule 501. No securities of the same class as any of the Securities have been issued and sold by the Company within the six-month period immediately prior to the date hereof. The Company agrees that neither it nor anyone acting on its behalf will, with the Company's knowledge, offer any Securities so as to bring the issuance and sale of any of the Securities within the provisions of Section 5 of the Securities Act nor offer any similar securities (other than securities offered in exchange for any Securities) for issuance or sale to, or solicit any offer to acquire any of the same from, or otherwise approach or negotiate with respect thereto with, anyone if the sale of any of the Securities and any such securities could be integrated as a single offering for purposes of the Securities Act.

5.12.  Governmental Relations

            The Company is not subject to regulation, and will not become subject to regulation upon the consummation of the transactions contemplated by this Agreement or any of the other Documents, under the Investment Company Act of 1940, as amended, or any Federal or state statute or regulation limiting its ability to incur or assume indebtedness for borrowed money or consummate the transactions contemplated hereby.

5.13.  Brokers

            The Company has not dealt with any broker, finder, commission agent or other Person in connection with the sale of the Securities and the transactions contemplated by this Agreement and the other Documents other than the Placement Agents. The Company is not under any obligation to pay any broker's fee, advisory fee or commission in connection with such transactions, other than the commissions and fees payable to the Placement Agents for investment banking services rendered in connection with such transactions.

5.14.  Description of Securities

            The Securities, the Indenture and the Registration Rights Agreement conform in all material respects to the descriptions thereof in the Offering Memorandum and such descriptions are complete and accurate in all material respects.

5.15.  Licenses

            The Company and its Subsidiaries have all material governmental licenses, permits, certificates, consents, orders, approvals and other authorizations necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as presently conducted by it. None of the Company and its Subsidiaries has received any notice of proceedings relating to revocation or modification of any such licenses, permits, certificates, consents, orders, approvals or authorizations which, if the subject of any unfavorable decisions, rulings or findings, could cause a Material Adverse Effect.

5.16.  Other Covenants

            The Company will:

                      (a) use its best efforts to permit the Global Note to be designated a PORTAL security in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL Market and to permit the Global Note to be eligible for clearance and settlement through the DTC; and

                      (b) while any of the Securities remain outstanding, make available, upon request, to any seller of the Securities the information specified in Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act.

SECTION 6.  MISCELLANEOUS

6.1.  Notices

            Prior to the Closing, and thereafter with respect to matters pertaining to this Agreement only, all notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, next-day air courier, certified first-class mail, return receipt requested, telex, or facsimile:

                      (a) if to you, at your address set forth below your signature on the signature page hereto; and

                      (b) if to the Company, at Jefferies Group, Inc., 11100 Santa Monica Boulevard, 12th Floor, Los Angeles, California 90025, Attention:
Jerry Gluck, Esq., with a copy to Morgan, Lewis & Bockius LLP, 801 S. Grand Avenue, Los Angeles, California 90017, Attention: Peter P. Wallace, Esq.

            All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one business day after being timely delivered to a next-day air courier; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back if telexed; and when receipt is acknowledged by the recipient's telecopier machine, if telecopied.

            From and after the Closing, the foregoing notice provisions shall be superseded by the notice provisions of the Document under which notice is given.

6.2.  Successors and Assigns

            This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, and to the extent set forth in Sections 2.6 and 2.7 hereof the Indemnified Parties and their respective heirs, personal representatives, successors and assigns and no other persons shall acquire or have any right under or by virtue of this Agreement.

6.3.  Amendment and Waiver

            Prior to the Closing Date, this Agreement and the other Documents may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given, provided that the same are in writing and signed by you and the Company. Thereafter, this Agreement may only be amended, and such waivers be given, with the consent of the holders of a majority of the then outstanding aggregate principal amount of the outstanding Notes (other than Securities owned or acquired by the Company or its Affiliates).

6.4.  Counterparts

            This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

6.5.  Headings

            The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. References herein to a "Section" or a "paragraph" mean such Section or paragraph herein, unless expressly stated otherwise.

6.6.  Governing Law; Submission to Jurisdiction and Waiver of Jury Trial

            THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY AND ANY

OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PURCHASER TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

6.7.  Entire Agreement

            This Agreement, together with the other Documents and the Securities are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, together with the other Documents and the Securities, supersedes all prior agreements and understandings between the parties with respect to such subject matter.

6.8.  Severability

            If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

6.9.  Delivery

            Each Purchaser hereby appoints Jefferies to accept delivery of the Securities to be purchased by such Purchaser and the other Documents to be delivered to such Purchaser at the Closing and execute a receipt for such Securities and Documents on such Purchaser's behalf.

6.10.  Attorneys' Fees

            In any action or proceeding brought to enforce any provisions of this Agreement, or where any provision hereof is asserted as a defense, the prevailing party, as determined by the court and to the extent permitted by applicable law, shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.


                           [Signature Pages to Follow]

            If this Agreement is satisfactory to you, please so indicate by signing the acceptance at the foot of a counterpart of this Agreement and return such counterpart to the Company whereupon this Agreement will become binding between us in accordance with its terms.



                                            JEFFERIES GROUP, INC.


                                            By: /s/ MICHAEL L. KLOWDEN
                                                -------------------------------
                                                President





                                 Signature Page

                          PURCHASE AGREEMENT SIGNATURE

EACH PURCHASER EXECUTING THIS SIGNATURE PAGE ON BEHALF OF ONE OR MORE MANAGED ACCOUNTS SHOULD PROVIDE THE NAME OF, AND THE REQUESTED INFORMATION WITH RESPECT TO, EACH MANAGED ACCOUNT.

Accepted and Agreed as of
the date first above written

/s/ JAMES K. HUNT
--------------------------------------
Name of Purchaser

By: Sun America Life Insurance Company
    Name:
    Title:

Address:  1 SunAmerica Center
          Los Angeles, CA  90067-6022
          Attn: Yvonne Stevens

Telephone:  310-772-6082

Telecopy:   310-772-6078

Telex:_______________________


Nominee (name in which the Securities are            Mail Payment Notices to:
to be registered, if different than name of
Purchaser):                                      Sun America Investments
                                                 1 Sun America Center
                                                 Los Angeles, CA  90067-6022
OKGBO & Co.
                                                 Attn: Investment Accounting,
                                                 Accounting, 36th Floor
Tax I.D. Number: 13-3020293
(If acquired in the name of a nominee, the taxpayer I.D. number of such nominee)

Designated                                       Physical Delivery Instructions:
Bank: DTC Participant #0903
                                                 Bankers Trust Company
Agent I.D.  #20903                               14 Wall Street
                                                 New York, NY 10005
Institution I.D.  #26540                         4th Floor, Window 44
                                                 Account # 900530
Account No.  099530

Ref:  Sun America Life Insurance Company

Aggregate principal amount
of Notes to be purchased by you:
                                                $15,000,000

                          PURCHASE AGREEMENT SIGNATURE

EACH PURCHASER EXECUTING THIS SIGNATURE PAGE ON BEHALF OF ONE OR MORE MANAGED ACCOUNTS SHOULD PROVIDE THE NAME OF, AND THE REQUESTED INFORMATION WITH RESPECT TO, EACH MANAGED ACCOUNT.

Accepted and Agreed as of
the date first above written

/s/ JAMES K. HUNT
----------------------------
Name of Purchaser

By: Anchor National Life Insurance Company
    Name:
    Title:

Address: 1 SunAmerica Center
         Los Angeles, CA  90067-6022
         Attn: Yvonne Stevens

Telephone:  310-772-6082

Telecopy:   310-772-6078

Telex:_______________________


Nominee (name in which the Securities are          Mail Payment Notices to:
to be registered, if different than name of
Purchaser):                                    Sun America Investments
                                               1 Sun America Center
                                               Los Angeles, CA  90067-6022
OKGBO & Co.
                                               Attn: Investment Accounting,
                                               Accounting, 36th Floor
Tax I.D. Number:   13-3020293
(If acquired in the name of a nominee, the taxpayer I.D. number of such nominee)

Designated                                     Physical Delivery Instructions:
Bank:   DTC Participant #0903
                                               Bankers Trust Company
Agent I.D.  #20903                             14 Wall Street
                                               New York, NY 10005
Institution I.D.  #26540                       4th Floor, Window 44
                                               Account # 900527
Account No.  099527

Ref:  Anchor National/MAIN

Aggregate principal amount
of Notes to be purchased by you:
                                              $10,000,000

                          PURCHASE AGREEMENT SIGNATURE

EACH PURCHASER EXECUTING THIS SIGNATURE PAGE ON BEHALF OF ONE OR MORE MANAGED ACCOUNTS SHOULD PROVIDE THE NAME OF, AND THE REQUESTED INFORMATION WITH RESPECT TO, EACH MANAGED ACCOUNT.

Accepted and Agreed as of
the date first above written

Paine Webber Inc.
----------------------------
Name of Purchaser

By: /s/ PETER MASCO
----------------------------
  Name:  Peter Masco
  Title: Managing Director

Address:  1285 Ave of Americas, 11th Fl.
          New York, NY  90013

Telephone:  212-713-3357

Telecopy:   212-713-2698

Telex:_______________________


Nominee (name in which the Securities are               Mail Payment Notices to:
to be registered, if different than name of
Purchaser):
                                                    ----------------------------

                                                    ----------------------------

                                                    ----------------------------

_____________________________
Tax I.D. Number:   13-2638166
(If acquired in the name of a nominee, the taxpayer I.D. number of such nominee)

Designated
Bank:   Bank of New York

Address: ____________________

ABA No.  021000018

Account No.  8900186933

Attention:  Paine Webber Inc. Syndicate
            - Arctic Gray

Aggregate principal amount
of Notes to be purchased by you:
                                               $10,000,000

                          PURCHASE AGREEMENT SIGNATURE

EACH PURCHASER EXECUTING THIS SIGNATURE PAGE ON BEHALF OF ONE OR MORE MANAGED ACCOUNTS SHOULD PROVIDE THE NAME OF, AND THE REQUESTED INFORMATION WITH RESPECT TO, EACH MANAGED ACCOUNT.

Accepted and Agreed as of
the date first above written

Massachusetts Mutual Life Insurance Company
-------------------------------------------
Name of Purchaser

By: /s/ ANDREW DICKEY
    ---------------------------------------
   Name: Andrew Dickey
   Title:  Managing Director

Address: Massachusetts Mutual Life Insurance Company
         1295 State Street
         Springfield, Massachusetts 0111

Telephone:  413-744-6081  (Jim Nolan)

Telecopy:   413-744-6127

Telex:_______________________


Nominee (name in which the Securities are               Mail Payment Notices to:
to be registered, if different than name of
Purchaser):                                         ____________________________

                                                    ____________________________

                                                    ____________________________
_____________________________
Tax I.D. Number:
(If acquired in the name of a nominee, the taxpayer I.D. number of such nominee)

Designated                                       Physical Delivery Instructions:
Bank:
                                                    ____________________________
Address: ____________________
                                                    ____________________________
ABA No.: ____________________
                                                    ____________________________
Account No. _________________

Attention: __________________

Aggregate principal amount
of Notes to be purchased by you:
                                                       $ _________

                          PURCHASE AGREEMENT SIGNATURE

EACH PURCHASER EXECUTING THIS SIGNATURE PAGE ON BEHALF OF ONE OR MORE MANAGED ACCOUNTS SHOULD PROVIDE THE NAME OF, AND THE REQUESTED INFORMATION WITH RESPECT TO, EACH MANAGED ACCOUNT.

Accepted and Agreed as of
the date first above written

Massachusetts Mutual Life Insurance Company
-------------------------------------------
Name of Purchaser

By:  /s/ Andrew Dickey
-------------------------------------------
   Name: Andrew Dickey
   Title:   Managing Director

Address:  Massachusetts Mutual Life Insurance Company
          1295 State Street
          Springfield, Massachusetts 0111

Telephone:  413-744-6081  (Jim Nolan)

Telecopy:    413-744-6127

Telex:_______________________


Nominee (name in which the Securities are               Mail Payment Notices to:
to be registered, if different than name of
Purchaser):                                         ____________________________

                                                    ____________________________

                                                    ____________________________
_____________________________
Tax I.D. Number:
(If acquired in the name of a nominee, the taxpayer I.D. number of such nominee)

Designated                                       Physical Delivery Instructions:
Bank:
                                                    ____________________________
Address: ____________________
                                                    ____________________________
ABA No.: ____________________
                                                    ____________________________
Account No. _________________

Attention: __________________

Aggregate principal amount
of Notes to be purchased by you:
                                                       $ _________

                          PURCHASE AGREEMENT SIGNATURE

EACH PURCHASER EXECUTING THIS SIGNATURE PAGE ON BEHALF OF ONE OR MORE MANAGED ACCOUNTS SHOULD PROVIDE THE NAME OF, AND THE REQUESTED INFORMATION WITH RESPECT TO, EACH MANAGED ACCOUNT.

Accepted and Agreed as of
the date first above written

Massachusetts Mutal Life Insurance Company
------------------------------------------
Name of Purchaser

By: /s/ ANDREW DICKEY
    -----------------------------------
    Name: Andrew Dickey
    Title:  Managing Director

Address: Massachusetts Mutal Life Insurance Company
         1295 State Street
         Springfield, Massachusetts 0111

Telephone:  413-744-6081  (Jim Nolan)

Telecopy:   413-744-6127

Telex:_______________________


Nominee (name in which the Securities are               Mail Payment Notices to:
to be registered, if different than name of
Purchaser):                                      _______________________________

                                                 _______________________________

                                                 _______________________________
_____________________________
Tax I.D. Number:
(If acquired in the name of a nominee, the taxpayer I.D. number of such nominee)

Designated                                       Physical Delivery Instructions:
Bank:
                                                 _______________________________
Address: ____________________
                                                 _______________________________
ABA No.: ____________________
                                                 _______________________________
Account No. _________________

Attention: __________________

Aggregate principal amount
of Notes to be purchased by you:
                                                       $ _________

                          PURCHASE AGREEMENT SIGNATURE

EACH PURCHASER EXECUTING THIS SIGNATURE PAGE ON BEHALF OF ONE OR MORE MANAGED ACCOUNTS SHOULD PROVIDE THE NAME OF, AND THE REQUESTED INFORMATION WITH RESPECT TO, EACH MANAGED ACCOUNT.

Accepted and Agreed as of
the date first above written

Massachusetts Mutual Life Insurance Company
-------------------------------------------
Name of Purchaser

By: /s/ ANDREW DICKEY
   ---------------------------
   Name: Andrew Dickey
   Title:  Managing Director

Address:  Massachusetts Mutual Life Insurance Company
          1295 State Street
          Springfield, Massachusetts 0111

Telephone:  413-744-6081  (Jim Nolan)

Telecopy:   413-744-6127

Telex:_______________________


Nominee (name in which the Securities are               Mail Payment Notices to:
to be registered, if different than name of
Purchaser):                                      _______________________________

                                                 _______________________________

                                                 _______________________________
_____________________________
Tax I.D. Number:
(If acquired in the name of a nominee, the taxpayer I.D. number of such nominee)

Designated                                       Physical Delivery Instructions:
Bank:
                                                 _______________________________
Address: ____________________
                                                 _______________________________
ABA No.: ____________________
                                                 _______________________________
Account No. _________________

Attention: __________________

Aggregate principal amount
of Notes to be purchased by you:
                                                       $ _________

                          PURCHASE AGREEMENT SIGNATURE

EACH PURCHASER EXECUTING THIS SIGNATURE PAGE ON BEHALF OF ONE OR MORE MANAGED ACCOUNTS SHOULD PROVIDE THE NAME OF, AND THE REQUESTED INFORMATION WITH RESPECT TO, EACH MANAGED ACCOUNT.

Accepted and Agreed as of
the date first above written

Massachusetts Mutual Life Insurance Company
-------------------------------------------
Name of Purchaser

By: /s/ ANDREW DICKEY
    --------------------------------
    Name: Andrew Dickey
    Title:  Managing Director

Address:  Massachusetts Mutual Life Insurance Company
          1295 State Street
          Springfield, Massachusetts 0111

Telephone:  413-744-6081  (Jim Nolan)

Telecopy:   413-744-6127

Telex:_______________________


Nominee (name in which the Securities are               Mail Payment Notices to:
to be registered, if different than name of
Purchaser):                                      _______________________________

                                                 _______________________________

                                                 _______________________________
_____________________________
Tax I.D. Number:
(If acquired in the name of a nominee, the taxpayer I.D. number of such nominee)

Designated                                       Physical Delivery Instructions:
Bank:
                                                 _______________________________
Address: ____________________
                                                 _______________________________
ABA No.: ____________________
                                                 _______________________________
Account No. _________________

Attention: __________________

Aggregate principal amount
of Notes to be purchased by you:
                                                       $ _________

                          PURCHASE AGREEMENT SIGNATURE

EACH PURCHASER EXECUTING THIS SIGNATURE PAGE ON BEHALF OF ONE OR MORE MANAGED ACCOUNTS SHOULD PROVIDE THE NAME OF, AND THE REQUESTED INFORMATION WITH RESPECT TO, EACH MANAGED ACCOUNT.

Accepted and Agreed as of
the date first above written

/s/ HOBART C. BUPPERT, II
-------------------------------------
Name of Purchaser

By:  ALEX BROWN INVESTMENT MANAGEMENT
    ---------------------------------
    Name: Hobart C. Buppert, II
    Title:  Vice President

Address:  One South Street
          Baltimore, Maryland  21202

Telephone:  410-894-4814

Telecopy:   410-895-4800

Telex:_______________________


Nominee (name in which the Securities are               Mail Payment Notices to:
to be registered, if different than name of
Purchaser):                                     ________________________________

Alex Brown & Sons                               ________________________________

Tax I.D. Number:   52-0256630                   ________________________________
(If acquired in the name of a nominee, the taxpayer I.D. number of such nominee)

Designated                                      Physical Delivery Instructions:
Bank:  Bank of New York
                                                Alex Brown & Sons, Inc.
Address:  Credit of Alex Brown & Sons           90 Broad St., 11th Floor
                                                New York, NY  10004
ABA No.:  021000018                             Attn:  Tom Rizzo

Account No.  201-95050

Attention: Laura Snyder

Aggregate principal amount
of Notes to be purchased by you:
                                               $3,400,000

                          PURCHASE AGREEMENT SIGNATURE

EACH PURCHASER EXECUTING THIS SIGNATURE PAGE ON BEHALF OF ONE OR MORE MANAGED ACCOUNTS SHOULD PROVIDE THE NAME OF, AND THE REQUESTED INFORMATION WITH RESPECT TO, EACH MANAGED ACCOUNT.

Accepted and Agreed as of
the date first above written

/s/ HOBART C. BUPPERT, II
-------------------------------------
Name of Purchaser

By:  ALEX BROWN INVESTMENT MANAGEMENT
    ---------------------------------
    Name: Hobart C. Buppert, II
    Title:  Vice President

Address:  One South Street
          Baltimore, Maryland  21202

Telephone:  410-894-4814

Telecopy:   410-895-4800

Telex:_______________________


Nominee (name in which the Securities are               Mail Payment Notices to:
to be registered, if different than name of
Purchaser):                                      _______________________________

Nations Bank                                     _______________________________

Tax I.D. Number:   75-2238693                    _______________________________
(If acquired in the name of a nominee, the taxpayer I.D. number of such nominee)

Designated                                       Physical Delivery Instructions:
Bank:  Nations Bank
                                                 Bankers Trust Co.
Address:  Dallas, Texas                          16 Wall St., 4th Floor
                                                 Window #41
ABA No.:  111000025                              New York, NY  10015

Account No.  90091218438                         A/C NationsBank Texas
                                                        Special #90678
Attention: Jessie Martel                          A/C #30-900910218438




Aggregate principal amount
of Notes to be purchased by you:
                                                    $1,600,000

                          PURCHASE AGREEMENT SIGNATURE

EACH PURCHASER EXECUTING THIS SIGNATURE PAGE ON BEHALF OF ONE OR MORE MANAGED ACCOUNTS SHOULD PROVIDE THE NAME OF, AND THE REQUESTED INFORMATION WITH RESPECT TO, EACH MANAGED ACCOUNT.

Accepted and Agreed as of
the date first above written

/s/ HOBART C. BUPPERT, II
-------------------------------------
Name of Purchaser

By: ALEX BROWN INVESTMENT MANAGEMENT
    --------------------------------
    Name: Hobart C. Buppert, II
    Title: Vice President

Address:  One South Street
          Baltimore, Maryland  21202

Telephone:  410-894-4814

Telecopy:   410-895-4800

Telex:_______________________


Nominee (name in which the Securities are               Mail Payment Notices to:
to be registered, if different than name of
Purchaser):                                      _______________________________

PNC                                              _______________________________

Tax I.D. Number:   52-1772203                    _______________________________
(If acquired in the name of a nominee, the taxpayer I.D. number of such nominee)

Designated                                       Physical Delivery Instructions:
Bank:  PNC
                                                 PNC
Address:  Philadelphia,  PA                      40 Broad St., 4th Floor
                                                 New York, NY  10004
ABA No.:  031000053

Account No.  340120363060

Attention: Laura Costello

Aggregate principal amount
of Notes to be purchased by you:
                                              $4,000,000

                          PURCHASE AGREEMENT SIGNATURE

EACH PURCHASER EXECUTING THIS SIGNATURE PAGE ON BEHALF OF ONE OR MORE MANAGED ACCOUNTS SHOULD PROVIDE THE NAME OF, AND THE REQUESTED INFORMATION WITH RESPECT TO, EACH MANAGED ACCOUNT.

Accepted and Agreed as of
the date first above written

/s/ HOBART C. BUPPERT, II
-------------------------------------
Name of Purchaser

By: Alex Brown Investment Management
    ---------------------------------
    Name: Hobart C. Buppert, II
    Title:  Vice President

Address:  One South Street
          Baltimore, Maryland  21202

Telephone:  410-894-4814

Telecopy:   410-895-4800

Telex:_______________________


Nominee (name in which the Securities are               Mail Payment Notices to:
to be registered, if different than name of
Purchaser):                                      _______________________________

First National Bank of Maryland                  _______________________________

Tax I.D. Number:   52-0312840                    _______________________________
(If acquired in the name of a nominee, the taxpayer I.D. number of such nominee)

Designated                                       Physical Delivery Instructions:
Bank:  First National Bank of Maryland
                                                 Bank of New York
Address:  Baltimore, MD                          67 Broad St., 8th Floor
                                                 New York, NY  10004
ABA No.:  052000113                              A/C 002-R24000

Account No.  OMNIBUS

Attention: Susan Johnson

Aggregate principal amount
of Notes to be purchased by you:
                                            $1,000,000

                          PURCHASE AGREEMENT SIGNATURE

EACH PURCHASER EXECUTING THIS SIGNATURE PAGE ON BEHALF OF ONE OR MORE MANAGED ACCOUNTS SHOULD PROVIDE THE NAME OF, AND THE REQUESTED INFORMATION WITH RESPECT TO, EACH MANAGED ACCOUNT.

Accepted and Agreed as of
the date first above written

TCW Investment Management Co.
------------------------------------
Name of Purchaser

By: /s/ MELISSA V. WEILER
    --------------------------------
   Name: Melissa V. Weiler
   Title:   Managing Director

Address:  Trust Company of the West
          11100 Santa Monica Blvd., Suite 2000
          Los Angeles, CA  90025

Telephone:  310-235-5920

Telecopy:   310-235-5966

Telex:_______________________


Nominee (name in which the Securities are               Mail Payment Notices to:
to be registered, if different than name of
Purchaser):                                    Alena  Tabora
                                               11100 Santa Monica Blvd.,
Linchmen & Co.                                 Suite 2000
                                               Los Angeles, CA  90025
Tax I.D. Number:   04-3126900
(If acquired in the name of a nominee, the taxpayer I.D. number of such nominee)

Designated                                     Physical Delivery Instructions:
Bank:  State Street Bank and Trust
                                               Chase Manhattan Bank
Address:  2 International Pl.,                 4 New York Plaza
          Boston, MA  02110                    Ground Level - Receiving Win
                                               New York, NY  10004
ABA No.:  011000028                            Account: State Street Bank &
                                               Trust
Account No. EW0877 - TCW Leveraged             Ref: TCW Leveraged Income Trust
                     Income Trust, L.P.

Attention: Ray Welliver/617-664-5482

                                               Account No.  EW0877
                                               Attn:  Roman Morz/
                                                      212-612-3211

Aggregate principal amount
of Notes to be purchased by you:
                                                  $14,250,000

                          PURCHASE AGREEMENT SIGNATURE

EACH PURCHASER EXECUTING THIS SIGNATURE PAGE ON BEHALF OF ONE OR MORE MANAGED ACCOUNTS SHOULD PROVIDE THE NAME OF, AND THE REQUESTED INFORMATION WITH RESPECT TO, EACH MANAGED ACCOUNT.

Accepted and Agreed as of
the date first above written

U.S. Financial Life Insurance Co.
----------------------------------
Name of Purchaser

By: /s/ ANTHONY L. LONG, JR.
    ------------------------------
    Name: Anthony L. Long, Jr.
    Title:  Executive Vice President

Address:  c/o Pacholder Associates, Inc.
          8044 Montgomery Rd., Ste. 382
          Cincinnati, OH  45236

Telephone:  513-985-3210

Telecopy:   513-985-3217

Telex:      N/A
    ------------------------------

Nominee (name in which the Securities are               Mail Payment Notices to:
to be registered, if different than name of
Purchaser):                                      Anthony L. Long, Jr.



----------------------------------
Tax I.D. Number:   38-2046096
(If acquired in the name of a nominee, the taxpayer I.D. number of such nominee)

Designated                                       Physical Delivery Instructions:
Bank:   Star Bank, N.A.
                                                 Bankers Trust Co.
Address:  Cincinnati, OH                         16 Wall St., 4th Fl.
                                                 Window 45
ABA No.:  042000013                              New York, NY

Account No.  19-0001

Attention: Michelle Williams

Aggregate principal amount
of Notes to be purchased by you:
                                                       $750,000

                          PURCHASE AGREEMENT SIGNATURE

EACH PURCHASER EXECUTING THIS SIGNATURE PAGE ON BEHALF OF ONE OR MORE MANAGED ACCOUNTS SHOULD PROVIDE THE NAME OF, AND THE REQUESTED INFORMATION WITH RESPECT TO, EACH MANAGED ACCOUNT.

Accepted and Agreed as of
the date first above written

TransAmerica Life Insurance & Annuity Co.
-----------------------------------------
Name of Purchaser

By: /s/ SUSAN A. SILBERT
    ---------------------------
    Name: Susan A. Silbert
    Title:  Investment Officer

Address: ______________________

         ______________________

         ______________________

Telephone: ____________________

Telecopy:______________________

Telex:_________________________


Nominee (name in which the Securities are               Mail Payment Notices to:
to be registered, if different than name of
Purchaser):                                      _______________________________

                                                 _______________________________

                                                 _______________________________
_____________________________


Tax I.D. Number:
(If acquired in the name of a nominee, the taxpayer I.D. number of such nominee)

Designated                                       Physical Delivery Instructions:
Bank:
                                                 _______________________________
Address: ____________________
                                                 _______________________________
ABA No.: ____________________
                                                 _______________________________
Account No. _________________

Attention: __________________

Aggregate principal amount
of Notes to be purchased by you:


                                                    $5,000,000

                          PURCHASE AGREEMENT SIGNATURE

EACH PURCHASER EXECUTING THIS SIGNATURE PAGE ON BEHALF OF ONE OR MORE MANAGED ACCOUNTS SHOULD PROVIDE THE NAME OF, AND THE REQUESTED INFORMATION WITH RESPECT TO, EACH MANAGED ACCOUNT.

Accepted and Agreed as of
the date first above written

Conseco Capital Management
------------------------------
Name of Purchaser

By:  /s/ ROBERT L. COOK
     -------------------------
    Name: Robert L. Cook
    Title:  Assistant Vice President -
            Senior Securities Analyst

Address: ______________________

_______________________________

_______________________________

Telephone:_____________________

Telecopy:______________________

Telex:_________________________


Nominee (name in which the Securities are               Mail Payment Notices to:
to be registered, if different than name of
Purchaser):                                      _______________________________

                                                 _______________________________

                                                 _______________________________
_____________________________


Tax I.D. Number:
(If acquired in the name of a nominee, the taxpayer I.D. number of such nominee)

Designated                                       Physical Delivery Instructions:
Bank:
                                                 _______________________________
Address: ____________________
                                                 _______________________________
ABA No.: ____________________
                                                 _______________________________
Account No. _________________

Attention: __________________

Aggregate principal amount
of Notes to be purchased by you:
                                                  $4,986,105.00

                          PURCHASE AGREEMENT SIGNATURE

EACH PURCHASER EXECUTING THIS SIGNATURE PAGE ON BEHALF OF ONE OR MORE MANAGED ACCOUNTS SHOULD PROVIDE THE NAME OF, AND THE REQUESTED INFORMATION WITH RESPECT TO, EACH MANAGED ACCOUNT.

Accepted and Agreed as of
the date first above written

Oka Usi
-----------------------------
Name of Purchaser

By: /s/ OKA USI
   --------------------------
   Name: Oka Usi
   Title:  Managing Director

Address:  222 Broadway
          8th Floor
          New York, NY  10038

Telephone:  212-412-1175

Telecopy:   212-412-1751

Telex:_______________________


Nominee (name in which the Securities are               Mail Payment Notices to:
to be registered, if different than name of
Purchaser):                                      _______________________________

                                                 _______________________________

                                                 _______________________________
_____________________________
Tax I.D. Number:
(If acquired in the name of a nominee, the taxpayer I.D. number of such nominee)

Designated                                       Physical Delivery Instructions:
Bank:
                                                 _______________________________
Address: ____________________
                                                 _______________________________
ABA No.: ____________________
                                                 _______________________________
Account No. _________________

Attention: __________________

Aggregate principal amount
of Notes to be purchased by you:
                                                  $10,000,000.00

                                    Exhibit A
                                    ---------

                                Form of Indenture
                                -----------------

                                    Exhibit B
                                    ---------

                      Form of Registration Rights Agreement
                      -------------------------------------

                                    Exhibit C
                                    ---------

                       Form of Opinion of Company Counsel
                       ----------------------------------